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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December 24, 1996
                                                  ----------------------------


                                ELDORADO BANCORP
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               (Exact name of Registrant as specified in charter)



       California                     1-9709                 95-3642383
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(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)



     19100 Von Karman Avenue, Suite 550, Irvine, California          92612
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code        (714) 798-1133
                                                   ---------------------------


                                 Not Applicable
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        (Former name or former address, if changed, since last report.)




                                               Exhibit Index is on Sequentially
                                               Numbered Page 5 of this Report

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Item 5. Other Events
        ------------

        On December 24, 1996, Eldorado Bancorp ("Eldorado" or the "Registrant") and Commerce Security Bancorp, Inc., a Delaware corporation ("CSBI"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). That Agreement provides for CSBI to acquire, by means of a merger of Eldorado and a wholly-owned subsidiary of CSBI (the "Merger"), 100% of the outstanding common stock of the Registrant for cash consideration of $23 per share (the "Merger Price"). On consummation of the Merger, each outstanding share of Eldorado will be converted into a right to receive $23 in cash and all outstanding stock options held by directors, officers and other employees of Eldorado will be cancelled in exchange for cash in an amount equal to the difference between $23 and the exercise price per common share covered by such options.

        In connection with the execution of the Merger Agreement, Eldorado entered into a Stock Option Agreement with CSBI (the "Option Agreement"). That Option Agreement grants to CSBI an option (the "CSBI Option") that will entitle it to purchase, at an exercise price equal to $22 per share, up to a number of shares of Eldorado's common stock that, if exercised, would represent 11% of Eldorado's then outstanding shares. The CSBI Option will become exercisable only if Eldorado's Board of Directors were to determine, in the exercise of its fiduciary duties, to accept or recommend to shareholders that they approve a merger or other strategic transaction by Eldorado with another entity and the Board's action were to result in termination of the Merger Agreement. The CSBI Option will terminate, without having become exercisable, in the event the Merger Agreement is terminated for any other reason or the Merger is consummated.

        Consummation of the Merger is contingent upon, among other things, the receipt by CSBI of approvals of the Merger from state and federal banking regulatory agencies and the approval of the principal terms of the Merger Agreement and the Merger by Eldorado's shareholders. Eldorado has been informed that directors of Eldorado who own, in the aggregate, approximately 19.8% of Eldorado's outstanding shares, in their individual capacities and not as directors, have entered into Voting Agreements with CSBI, whereby those directors have agreed that they will vote their Eldorado shares for approval of the Merger Agreement and the Merger at the meeting of shareholders to be held to vote on the Merger and, provided the Merger Agreement has not been terminated, against any other proposal that would interfere with the consummation of the Merger.

        In addition, CSBI has entered into preliminary agreements with third parties to obtain the financing it needs to fund the Merger consideration. Under the Merger Agreement, if CSBI is unable to raise such financing by August 1, 1997, the final date set forth in the Merger Agreement for obtaining such financing, or certain other events occur that result in termination of the Merger Agreement, then, Eldorado will receive payment of a good faith cash deposit of $4,500,000 placed in an escrow account by CSBI pursuant to the terms of a Deposit Escrow Agreement dated as of December 24, 1996, among CSBI, Eldorado and First Trust of California, National Association, as escrow agent.

        The foregoing summaries of the Merger Agreement, the Stock Option Agreement, the Voting Agreements and the Deposit Escrow Agreements are qualified by the complete copies thereof, which are included as Exhibits to this Report.









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Item 7. Financial Statements and Exhibits
        ---------------------------------

        Financial Statements:    Not Applicable


        Exhibits:

        Exhibit
        Number                 Description of Exhibit
        ------                 ----------------------

        2.1         Agreement and Plan of Merger dated as of December 24,
                    1996, between Commerce Security Bancorp, Inc. ("CSBI") and Eldorado Bancorp ("Eldorado"), together with Form of Agreement of Merger to be entered into by Eldorado, CSBI and SDN Bancorp, Inc., a wholly-owned subsidiary of CSBI, to consummate the Merger.

        2.2 Deposit Escrow Agreement dated as of December 24, 1996, among CSBI, Eldorado and First Trust of California, National Association.

        2.3 Form of Voting Agreement entered into as of December 24, 1996 by certain directors of Eldorado, in their individual capacities, and CSBI.

        4.1 Stock Option Agreement dated as of December 24, 1996, between CSBI and Eldorado.

        99          Press Release dated December 24, 1996, entitled
                    "COMMERCE SECURITY BANCORP, INC. AND ELDORADO BANCORP SIGN AGREEMENT."








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


                                   SIGNATURES
                                   ----------



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ELDORADO BANCORP


                                        By:  /s/ David R. Brown
                                             --------------------------------
Date: December 31, 1996                      David R. Brown, Executive Vice
                                             President and Chief Financial
                                             Officer












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                                 EXHIBIT INDEX
                                 -------------


The following exhibits are attached hereto and incorporated herein by reference:

                                                               Sequentially
Exhibit                                                          Numbered
Number                                                             Page
------                                                         ------------

  2.1 Agreement and Plan of Merger dated as of December 24, 1996, between Commerce Security Bancorp, Inc. ("CSBI") and Eldorado Bancorp ("Eldorado"), together with Form of Agreement of Merger to be entered into by Eldorado, CSBI and SDN Bancorp, Inc., a wholly-owned subsidiary of CSBI, to consummate the Merger.*

  2.2           Deposit Escrow Agreement dated as of December 24,
                1996, among CSBI, Eldorado and First Trust of
                California, National Association.

  2.3 Form of Voting Agreement entered into as of December 24, 1996 by certain directors of Eldorado, in their individual capacities, and CSBI.

  4.1           Stock Option Agreement dated as of December
                24, 1996, between CSBI and Eldorado.

  99            Press Release dated December 24, 1996, entitled
                "COMMERCE SECURITY BANCORP, INC. AND ELDORADO
                BANCORP SIGN AGREEMENT."


------------------
*Schedules omitted. The Registrant will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules upon request.









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